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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): June 24, 1998



                         MINDSPRING ENTERPRISES, INC.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


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
           DELAWARE                       0-27890               58-2113290
  ---------------------------          -----------          ------------------
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)

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             1430 WEST PEACHTREE ST., SUITE 400, ATLANTA, GA 30309
            --------------------------------------------------------
                   (Address of principal executive offices)



    Registrant's telephone number, including area code:   (404) 815-0770
                                                         ----------------




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ITEM 5.     OTHER EVENTS.

           MindSpring Enterprises, Inc. ("MindSpring") announced on June 24, 1998 that its Board of Directors has declared a three-for-one stock split to be effected in the form of a stock dividend. MindSpring issued a press release on June 24, 1998 describing the stock split and providing additional information about MindSpring. Such press release is filed as Exhibit 99 hereto and is incorporated by reference herein.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.



(c)   Exhibits.



      99.   Press release





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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MINDSPRING ENTERPRISES, INC.



                                    /s/  Michael G. Misikoff
                                    -------------------------------
                                    Michael G. Misikoff
                                    Vice President and Chief Financial Officer



Date: June 25, 1998




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                                EXHIBIT INDEX

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EXHIBIT NUMBER                                  EXHIBIT
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
       99.                                   Press release

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